                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 1996

                             MOBILEMEDIA COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)

       Delaware                      33-68840                    22-3379712
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

              65 Challenger Road, Ridgefield Park, New Jersey 07660
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 440-8400
              (Registrant's telephone number, including area code)


      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 1.   Changes in Control of Registrant.
                         Not Applicable

          Item 2.   Acquisition or Disposition of Assets.
                         Not Applicable

          Item 3.   Bankruptcy or Receivership.
                         Not Applicable

          Item 4.   Changes in Registrant's Certifying Accountant.
                         Not Applicable

          Item 5.   Other Events.
                         On December 2, 1996, MobileMedia Communications,
                         Inc., a wholly-owned subsidiary of the Company ("MobileMedia"), issued the press release attached hereto as Exhibit 99.1, all of the terms of which are incorporated by reference herein. The consequences of MobileMedia's decision not to pay interest on its 9 3/8% Senior Subordinated Notes due 2007 and other important information concerning the Company's financial condition is contained in the Company's quarterly report on Form 10-Q for the period ended September 30, 1996, as filed with the Securities and Exchange Commission, all of the terms of which are incorporated by reference herein.


          Item 6.   Resignations of Registrants Directors.
                         Not Applicable

          Item 7.   Financial Statements and Exhibits.
                         Not Applicable

          Item 8.   Change in Fiscal Year.
                         Not Applicable

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOBILEMEDIA COMMUNICATIONS, INC.,
                                             a Delaware corporation


          Date: December 2, 1996             By:  /s/ Santo J. Pittsman
                                                  ---------------------
                                                  Santo J. Pittsman
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                    EXHIBIT INDEX


          Exhibit                                                           Page
          -------                                                           ----


          Exhibit 99.1  --  Press Release dated December 2,1996.